EXHIBIT 10.41

                    Home Properties of New York, L.P.
                          Amendment No. Ten to
                       Second Amended and Restated
                    Agreement of Limited Partnership

The Second Amended and Restated Agreement of Limited Partnership of Home Properties of New York, L.P. (the "Partnership Agreement") is hereby amended effective May 28, 1998 to substitute the "Schedule A" attached hereto for the "Schedule A" currently attached to the Partnership Agreement. "Schedule A" is hereby amended to reflect the exercise of purchase rights by certain partners, and the increase in the number of Units currently held by the General Partner and Home Properties Trust.



GENERAL PARTNER
Home Properties of New York, Inc.


/s/ Ann M. McCormick
-------------------------------
Ann M. McCormick
Secretary


LIMITED PARTNERS LISTED ON ATTACHED SCHEDULE A
By: Home Properties of New York, Inc.
      as attorney in fact

/s/ Ann M. McCormick
-------------------------------
Ann M. McCormick
Secretary

                    Home Properties of New York, L.P.
                         Amendment No. Eleven to
                       Second Amended and Restated
                    Agreement of Limited Partnership



The Second Amended and Restated Agreement of Limited Partnership of Home Properties of New York, L.P. (the "Partnership Agreement") is hereby amended effective July 7, 1998 to substitute the "Schedule A" attached hereto for the "Schedule A" currently attached to the Partnership Agreement. "Schedule A" is hereby amended to reflect the exercise of purchase rights by certain partners, the assignment by certain partners of some of their Units, the issuance of Units to the former owners of Racquet Club East in Middletown, Pennsylvania and the increase in the number of Units currently held by the General Partner and Home Properties Trust.



GENERAL PARTNER
Home Properties of New York, Inc.


/S/ Ann M. McCormick
-------------------------------
Ann M. McCormick
Secretary


LIMITED PARTNERS LISTED ON ATTACHED SCHEDULE A
By: Home Properties of New York, Inc.
      as attorney in fact

/s/ Ann M. McCormick
-------------------------------
Ann M. McCormick
Secretary

                    Home Properties of New York, L.P.
                         Amendment No. Twelve to
                       Second Amended and Restated
                    Agreement of Limited Partnership



The Second Amended and Restated Agreement of Limited Partnership of Home Properties of New York, L.P. (the "Partnership Agreement") is hereby amended effective July 23, 1998 to substitute the "Schedule A" attached hereto for the "Schedule A" currently attached to the Partnership Agreement. "Schedule A" is hereby amended to reflect the issuance of Units to the former owners of the property known as Sherry Lake Apartments located in Pennsylvania, the exercise of purchase rights by certain partners and the increase in the number of Units currently held by the General Partner and Home Properties Trust.



GENERAL PARTNER
Home Properties of New York, Inc.


 /s/ Ann M. McCormick
-------------------------------
Ann M. McCormick
Secretary


LIMITED PARTNERS LISTED ON ATTACHED SCHEDULE A
By: Home Properties of New York, Inc.
      as attorney in fact

/s/ Ann M. McCormick
-------------------------------
Ann M. McCormick
Secretary

                    Home Properties of New York, L.P.
                        Amendment No. Thirteen to
                       Second Amended and Restated
                    Agreement of Limited Partnership



The Second Amended and Restated Agreement of Limited Partnership of Home Properties of New York, L.P. (the "Partnership Agreement") is hereby amended effective September 15, 1998 to substitute the "Schedule A" attached hereto for the "Schedule A" currently attached to the Partnership Agreement. "Schedule A" is hereby amended to reflect the issuance of Units to certain of the former owners of the property known as Rolling Park Apartments located in Maryland, the exercise of purchase rights by certain partners and the increase in the number of Units currently held by the General Partner and Home Properties Trust.


GENERAL PARTNER
Home Properties of New York, Inc.


/s/ Ann M. McCormick
-------------------------------
Ann M. McCormick
Secretary


LIMITED PARTNERS LISTED ON ATTACHED SCHEDULE A
By: Home Properties of New York, Inc.
      as attorney in fact

/s/ Ann M. McCormick
-------------------------------
Ann M. McCormick
Secretary

                    Home Properties of New York, L.P.
                        Amendment No. Fourteen to
                       Second Amended and Restated
                    Agreement of Limited Partnership



The Second Amended and Restated Agreement of Limited Partnership of Home Properties of New York, L.P. (the "Partnership Agreement") is hereby amended effective September 29, 1998 to substitute the "Schedule A" attached hereto for the "Schedule A" currently attached to the Partnership Agreement. "Schedule A" is hereby amended to reflect: (i) the issuance of Units to the former owners of the properties known as Carriage Hill, Carriage Park and Cherry Hill Apartments located in Michigan and Pines of Perinton located in Rochester, New York; (ii) the issuance of additional Contingent Units to C.O.F., Inc.; (iii) the exercise of purchase and assignment rights by certain partners; and (iv) the increase in the number of Units currently held by the General Partner and Home Properties Trust.


GENERAL PARTNER
Home Properties of New York, Inc.


/s/ Ann M. McCormick
_________________________________
Ann M. McCormick
Secretary


LIMITED PARTNERS LISTED ON ATTACHED SCHEDULE A
By: Home Properties of New York, Inc.
      as attorney in fact

/s/ Ann M. Mccormick
___________________________________
Ann M. McCormick
Secretary

                    Home Properties of New York, L.P.
                        Amendment No. Fifteen to
                       Second Amended and Restated
                    Agreement of Limited Partnership



The Second Amended and Restated Agreement of Limited Partnership of Home Properties of New York, L.P. (the "Partnership Agreement") is hereby amended effective November 17, 1998 to substitute the "Schedule A" attached hereto for the "Schedule A" currently attached to the Partnership Agreement. "Schedule A" is hereby amended to reflect: (i) the issuance of Units to the former owners of the member interests in Dunedin L.L.C.; (ii) the exercise of purchase and assignment rights by certain partners; and (iii) the increase in the number of Units currently held by the General Partner and Home Properties Trust.


GENERAL PARTNER
Home Properties of New York, Inc.


/s/ Ann M. McCormick
_________________________________
Ann M. McCormick
Secretary


LIMITED PARTNERS LISTED ON ATTACHED SCHEDULE A
By: Home Properties of New York, Inc.
      as attorney in fact

/s/ Ann M. McCormick
___________________________________
Ann M. McCormick
Secretary

                    Home Properties of New York, L.P.
                        Amendment No. Sixteen to
                       Second Amended and Restated
                    Agreement of Limited Partnership



The Second Amended and Restated Agreement of Limited Partnership of Home Properties of New York, L.P. (the "Partnership Agreement") is hereby amended effective December 31, 1998 to substitute the "Schedule A" attached hereto for the "Schedule A" currently attached to the Partnership Agreement. "Schedule A" is hereby amended to reflect various changes.

GENERAL PARTNER
Home Properties of New York, Inc.


/s/ Ann M. McCormick
_________________________________
Ann M. McCormick
Secretary


LIMITED PARTNERS LISTED ON ATTACHED SCHEDULE A
By: Home Properties of New York, Inc.
      as attorney in fact

/s/ Ann M. McCormick
___________________________________
Ann M. McCormick
Secretary

                    Home Properties of New York, L.P.
                       Amendment No. Seventeen to
                       Second Amended and Restated
                    Agreement of Limited Partnership



The Second Amended and Restated Agreement of Limited Partnership of Home Properties of New York, L.P. (the "Partnership Agreement") is hereby amended effective February 16, 1999 to substitute the "Schedule A" attached hereto for the "Schedule A" currently attached to the Partnership Agreement. "Schedule A" is hereby amended to reflect various changes.

GENERAL PARTNER
Home Properties of New York, Inc.


/s/  Ann M. McCormick
-----------------------------------------------
Ann M. McCormick
Secretary


LIMITED PARTNERS LISTED ON ATTACHED SCHEDULE A
By: Home Properties of New York, Inc.
      as attorney in fact

/s/ Ann M. McCormick
-----------------------------------------------
Ann M. McCormick
Secretary

                SCHEDULE A
     HOME PROPERTIES OF NEW YORK, L.P.
 PARTNERS, UNITS AND PERCENTAGE INTERESTS
              GENERAL PARTNER
                                                                                                    Number of            Percentage
NAME AND IDENTIFYING NUMBER                 BUSINESS OR RESIDENCE ADDRESS                          UNITS HELD              INTEREST
Home Properties of New York, Inc.           850 Clinton Square                                    278,260.379              1.00000%
                                            Rochester, New York 14604
             LIMITED PARTNERS
                                                                                                    Number of            Percentage
NAME AND IDENTIFYING NUMBER                 BUSINESS OR RESIDENCE ADDRESS                          UNITS HELD              INTEREST
Home Properties Trust                       850 Clinton Square                                 17,620,195.520             63.32269%
                                            Rochester, New York 14604

Home Leasing Corporation                    850 Clinton Square                                        429,376              1.54307%
                                            Rochester, New York 14604

Leenhouts Ventures                          850 Clinton Square                                          8,010              0.02879%
                                            Rochester, New York 14604

Norman P. Leenhouts                         850 Clinton Square                                            467              0.00168%
                                            Rochester, New York 14604

Nelson B. Leenhouts                         850 Clinton Square                                            219              0.00079%
                                            Rochester, New York 14604

Arlene Z. Leenhouts                         850 Clinton Square                                         50,000              0.17969%
                                            Rochester, New York 14604

Nancy E. Leenhouts                          850 Clinton Square                                         50,000              0.17969%
                                            Rochester, New York 14604

Amy L. Tait                                 850 Clinton Square                                         11,195              0.04023%
                                            Rochester, New York 14604

Amy L. Tait and                             850 Clinton Square                                          2,548              0.00916%
   Robert C. Tait                           Rochester, New York 14604

Ann M. McCormick                            850 Clinton Square                                            565              0.00203%
                                            Rochester, New York 14604

Ann M. McCormick and                        850 Clinton Square                                          1,737              0.00624%
   Patrick M. McCormick                     Rochester, New York 14604

David P. Gardner                            850 Clinton Square                                          3,506              0.01260%
                                            Rochester, New York 14604

William E. Beach                            850 Clinton Square                                          2,433              0.00874%
                                            Rochester, New York 14604

William E. Beach and                        850 Clinton Square                                          3,046              0.01095%
   Richelle A. Beach                        Rochester, New York 14604

Paul O'Leary                                850 Clinton Square                                          3,207              0.01153%
                                            Rochester, New York 14604

Richard J. Struzzi                          850 Clinton Square                                          2,363              0.00849%
                                            Rochester, New York 14604

Robert C. Tait                              850 Clinton Square                                             70              0.00025%
                                            Rochester, New York 14604

Timothy A. Florczak                         850 Clinton Square                                            600              0.00216%
                                            Rochester, New York 14604

Laurie Leenhouts                            850 Clinton Square                                          6,033              0.02168%
                                            Rochester, New York 14604

Peter L. Cappuccilli, Sr.                   605 Genesee Street                                          6,250              0.02246%
                                            Syracuse, New York 13204

Rocco M. Cappuccilli                        605 Genesee Street                                          6,250              0.02246%
                                            Syracuse, New York 13204

J. Neil Boger                               27 Arlington Drive                                          1,225              0.00440%
                                            Pittsford, New York 14534

Joyce P. Caldarone                          162 Anchor Drive                                            1,225              0.00440%
                                            Vero Beach, Florida 32963

Linda Wells Davey                           17 Green Valley Road                                        1,225              0.00440%
                                            Pittsford, New York 14534

Richard J. Dorschel                         32 Whitestone Lane                                          1,225              0.00440%
                                            Rochester, New York 14618

Elizabeth Hatch Dunn                        P.O. Box 14261                                              2,450              0.00880%
                                            North Palm Beach, Florida 33408

William T. Uhlen, Jr.                       5556 Vardon Drive                                           2,450              0.00880%
                                            Canandaigua, NY 14424

Jeremy A. Klainer                           295 San Gabriel Drive                                         612              0.00220%
                                            Rochester, New York 14610

J. Robert Maney                             506 Panorama Trail                                          2,450              0.00880%
                                            Rochester, New York 14625

John A. McAlpin and Mary E. McAlpin         6270 Bopple Hill Road                                       1,225              0.00440%
Trustees or their successors in trust       Naples, New York 14512-9771
under the McAlpin Living Trust, dated
January 19, 1999 and any amendments thereto
George E. Mercier                           99 Ridgeland Road                                           1,225              0.00440%
                                            Rochester, New York 14623

Harold S. Mercier Trust                     c/o Star Bank N.A. Trustee                                  1,225              0.00440%
                                            P.O. Box 1118, ML 7193
                                            Cincinnati, OH 45201

Michelle Mercier                            99 Ridgeland Road                                           1,225              0.00440%
                                            Rochester, New York 14623

Jack E. Post                                4898 East Lake Road                                         1,225              0.00440%
                                            Rushville, New York 14544

Robert T. Silkett                           3 Dartmouth Court                                           1,225              0.00440%
                                            Pittsford, New York 14534

Carolyn M. Steklof                          144 Dunrovin Lane                                           1,225              0.00440%
                                            Rochester, New York 14618

Conifer Development, Inc.                   850 Clinton Square                                         20,738              0.07453%
                                            Rochester, New York 14604

C.O.F. Inc.                                 850 Clinton Square                                        311,401              1.11910%
                                            Rochester, New York 14604

Richard J. Crossed                          850 Clinton Square                                         68,021              0.24445%
                                            Rochester, New York 14604

Crossed Family Partnership                  850 Clinton Square                                          7,200              0.02588%
                                            Rochester, New York 14604

Lawrence R. Brattain                        1200 Edgewater Drive                                          500              0.00180%
                                            Apartment 907
                                            Lakewood, OH 44107

C. Terence Butwid                           850 Clinton Square                                          4,076              0.01465%
                                            Rochester, New York 14604

Kathleen M. Dunham                          850 Clinton Square                                            200              0.00072%
                                            Rochester, New York 14604

Peter J. Obourn                             850 Clinton Square                                         30,700              0.11033%
                                            Rochester, New York 14604

John H. Fennessey                           850 Clinton Square                                         30,700              0.11033%
                                            Rochester, New York 14604

Timothy D. Fournier                         850 Clinton Square                                          5,600              0.02013%
                                            Rochester, New York 14604

Barbara Lopa                                850 Clinton Square                                            100              0.00036%
                                            Rochester, New York 14604

John Oster                                  850 Clinton Square                                          3,176              0.01141%
                                            Rochester, New York 14604

Eric Stevens                                850 Clinton Square                                            100              0.00036%
                                            Rochester, New York 14604

Tamarack II Associates                      850 Clinton Square                                          2,027              0.00728%
                                            Rochester, New York 14604

Burton S. August                            11 Woodbury Place                                           4,246              0.01526%
                                            Rochester, New York 14618

Charles J. August                           355 Ambassador Drive                                        4,246              0.01526%
                                            Rochester, New York 14610

Robert W. August                            35 Woodstone Rise                                           1,158              0.00416%
                                            Pittsford, New York 14534

John H. Cline                               35 Vick Park A                                              2,316              0.00832%
                                            Rochester, New York 14607

Ralph DeStephano, Sr.                       1249-1/2 Long Pond Road                                     2,316              0.00832%
                                            Rochester, New York 14626

Howard Weinstein, Trustee U/T/A             70 Woodland Road                                            2,316              0.00832%
dated June 2, 1994                          Short Hills, New Jersey 07078
Gerald A. Fillmore                          3800 Delano Road                                            2,316              0.00832%
F/B/O Living Trust of G.A.F.                Oxford, Michigan 48371
Esther Lowenthal                            1400 East Avenue                                            2,316              0.00832%
                                            Rochester, New York 14610

Richard J. Katz, Jr.                        136 Spyglass Lane                                           2,316              0.00832%
                                            Jupiter, Florida 33477

Anwer Masood, MD                            1445 Portland Avenue                                        2,316              0.00832%
                                            Rochester, New York 14621

Elizabeth W. Pine                           3 Mile Post Lane                                            1,448              0.00520%
                                            Pittsford, New York 14534

Hazel E. Reveal Marital Trust               c/o J. Harrison                                             1,340              0.00482%
 #321001860                                 Chase P.O. Box 1412
                                            Rochester, New York 14603

Ernest Reveal Family Trust                  c/o J. Harrison                                               976              0.00351%
 #321001810                                 Chase P.O. Box 1412
                                            Rochester, New York 14603

Gregory J. Riley, MD                        9 Beach Flint Way                                           2,256              0.00811%
                                            Victor, New York 14564

Thomas P. Riley                             346 Beach Avenue                                            2,316              0.00832%
                                            Rochester, New York 14612

Tamarack Associates                         c/o Mr. Timothy D. Fournier                                 2,316              0.00832%
                                            850 Clinton Square
                                            Rochester, New York 14604

William G. vonberg                          8 Old Landmark Drive                                        2,316              0.00832%
                                            Rochester, New York 14618

Stephen C. Whitney                          9 Devonwood Lane                                              869              0.00312%
                                            Pittsford, New York 14534

Mr. and Mrs. Frank Zamiara                  136 Mendon-Ionia Road                                       2,316              0.00832%
                                            Mendon, New York 14506

The Joseph A. Cicci Revocable Trust         109 Wyoming Street                                         60,000              0.21563%
                                            Syracuse, New York 13204

Philip J. Solondz                           P.O. Box 641                                              236,678              0.85056%
                                            500 Morris Avenue, Suite A104
                                            Springfield, NJ 07081-0641

Gaby Solondz 1997 Trust dated 9/1/97        28 Fordham Road                                            25,000              0.08984%
                                            Livingston, NJ 07039

Daniel Solondz                              968 Stuyvesant Avenue                                     261,678              0.94041%
                                            Union, New Jersey 07063

Julia Weinstein                             308 E. 72nd St., Apt. 3D                                   56,051              0.20143%
                                            New York, New York 10021

CLASS A LIMITED PARTNERSHIP INTERESTS
State Treasurer of the State of Michigan,   430 West Allegan                                        1,666,667              5.98960%
Custodian of Michigan Public School         Lansing, Michigan  48922
Employees' Retirement System, Michigan
State Policy Retirement System and
Michigan Judges' Retirement System
___________________________________________________________
Henry A. Quinn                              603 Benson House                                          145,383              0.52247%
                                            Rosemont, PA  19010

James J. Grifferty                          57 Woods Lane                                              23,515              0.08451%
                                            Scarsdale, NY 10583

Jack C. Dixon                               16 Lands End Drive                                          3,589              0.01290%
                                            Greensboro, NC 27408-3841

Priscilla M. Elder                          230 Sundial Court                                           5,788              0.02080%
                                            Vero Beach, FL 32963-3469

John J. Ficca, Jr.                          415 Lancaster Avenue - Unit 8                              11,393              0.04094%
                                            Haverton, PA 19041

LaVonne B. Graese Trust                     5193 Fairway Oaks Drive                                    49,321              0.17725%
                                            Windermere, FL 34786

Thomas F. Keaveney                          1420 Regatta Drive                                          8,016              0.02881%
                                            Wilmington, NC  28405

Charles T. Hopkins                          104 Wood Spring Road                                        6,202              0.02229%
                                            Box 443

                                            Gwynedd Valley, PA 19437
Janet T. Klion                              25 Bailiwick Road                                           7,608              0.02734%
                                            Greenwich, CT  06831

Louis E. Levy                               26 Farmstead Road                                          15,586              0.05601%
                                            Short Hills, NJ  07078

John T. Shanahan                            123 Rotary Drive                                           16,442              0.05909%
                                            Summit, NJ  07901

Burton M. Mirsky                            21 Woodcrest Drive                                          4,216              0.01515%
                                            Morristown, NJ  07960

Denis J. Taura                              90 Montadale Drive                                          8,892              0.03196%
                                            Princeton, NJ  08540

William Simon                               KPMG Peat Marwick                                          12,212              0.04389%
                                            725 South Figueroa Street
                                            Los Angeles, CA 90017

David M. Seiden                             29 Hampton Road                                               314              0.00113%
                                            Scarsdale, NY 10583

Edward W. Trott                             KPMG Peat Marwick                                           4,176              0.01501%
                                            767 Fifth Avenue
                                            New York, NY 10153

Michael Meltzer                             6362 Innsdale Drive                                           887              0.00319%
                                            Los Angeles, CA 90068

Eugene G. Schorr                            KPMG Peat Marwick                                             444              0.00160%
                                            345 Park Avenue
                                            New York, NY  10154

John J. Chopack                             202 Hedgemere Drive                                           444              0.00160%
                                            Devon, PA  19333

Alfred W. Fiore                             27 Copper Beach Road                                          444              0.00160%
                                            Greenwich, CT 06830

Dallas E. Smith                             78083 Foxbrook Lane                                           222              0.00080%
                                            Palm Desert, CA 92211-1229

John M. Guinan                              4 Denford Drive                                               778              0.00280%
                                            Newtown Square, PA 19073

Martin F. Mertz                             256 S. Bald Hill Road                                       7,551              0.02714%
                                            New Canaan, CT  06840


Ingunn T. McGregor                          Two Cherry Lane                                             8,335              0.02995%
                                            Old Greenwich, CT 06870-1902

Sam Yellen                                  22433 Oxnard Street                                         9,938              0.03571%
                                            Woodland, CA 91367

RJL Marital Trust I                         c/o William E. Logan                                        2,835              0.01019%
                                            3613 Sarah Drive
                                            Wantagle, NY 11793

John D. Collins                             2141 Ponus Ridge Road                                       6,227              0.02238%
                                            New Canaan, CT  06840

Michael A. Conway                           15 Berndale Drive                                           6,227              0.02238%
                                            Westport, CT  06880

John F. Barna                               11 Hummingbird Lane                                         5,977              0.02148%
                                            Darien, CT 06820

Charles T. Collins                          684 Fernfield Circle                                        5,942              0.02135%
                                            Wayne, PA 19087

Peter B. Baker                              300 Park Street                                             4,871              0.01751%
                                            Haworth, NJ  07641

Thomas J. Carroll                           111 West 67th Street                                        8,305              0.02985%
                                            Apartment 35E
                                            New York, NY 10023

Lillian D. Walsh                            29986 Maple View Drive                                      2,835              0.01019%
                                            Rainier, OR 97048

Joseph H. Fisher                            345 W. Mountain Road                                       10,600              0.03809%
                                            West Simsbury, CT 06092

James L. Goble                              10260 Strait Lane                                          11,228              0.04035%
                                            Dallas, TX  75229

Harold I. Steinberg Revocable               1221 Ranleigh Road                                          2,855              0.01026%
 Inter Vivos Trust under agreement          McLean, VA 22101
dated 5/24/91

William J. Cozine                           5 Manchester Court                                          6,663              0.02395%
                                            Morristown, NJ 07960

Andrew J. Capelli                           35 Starlight Road                                           3,344              0.01202%
                                            Staten Island, NY 10301

Howard J. Krongard                          9 Cornell Way                                               8,387              0.03014%
                                            Upper Montclair, NJ 07043

Jerome Lowengrub                            7 Lee Terrace                                               7,311              0.02627%
                                            Short Hills, NJ  07078

Nancy Lowengrub, custodian for              3 Shoreham Drive, West                                        100              0.00036%
 Robin Lowengrub                            Dix Hills, NY 11746

Michael C. Lowengrub Custodian for          3 Shoreham Drive West                                         200              0.00072%
  Robin Lowengrub                           Dix Hills, NY 11746-6510

Michael C. Lowengrub Custodian for          3 Shoreham Drive West                                         300              0.00108%
  Jason Lowengrub                           Dix Hills, NY 11746-6510

Freedom House Foundation                    P.O. Box 67                                                   100              0.00036%
                                            Glen Gardner, NJ 08826-0367

Kelly Lowengrub Custodian for               30 Randall Shea Drive                                         200              0.00072%
   Kaycee Lowengrub                         Swansea, MA 02777-2912

Kelly Lowengrub Custodian for               30 Randall Shea Drive                                         200              0.00072%
   Kate Lowengrub                           Swansea, MA 02777-2912

Kelly Lowengrub Custodian for               30 Randall Shea Drive                                         100              0.00036%
  Kristopher Lowengrub                      Swansea, MA 02777-2912

Kelly Lowengrub                             30 Randall Shea Drive                                         200              0.00072%
                                            Swansea, MA  02777-2912


Kenneth Lowengrub                           30 Randall Shea Drive                                         200              0.00072%
                                            Swansea, MA  02777-2912

United Jewish Appeal of MetroWest           901 Route 10                                                  100              0.00036%
                                            Whippany, NJ 07981-1156

Lavoy Robison                               1001 Green Oaks Drive                                       2,469              0.00887%
                                            Littleton, CO 80121

William F. VanFossan                        8576 Woodbriar Drive                                        1,571              0.00565%
                                            Sarasota, FL  34238

Katharine E. Van Riper                      57 Foremost Mountain Road                                   9,311              0.03346%
                                            Montville, NJ 07045

Sandra H. Levy                              26 Farmstead Road                                           3,000              0.01078%
                                            Short Hills, NJ  07078

Roderick C. McGeary                         1911 Waverly Street                                         3,710              0.01333%
                                            Palo Alto, CA 94301

Stanley L. Seiden                           #300 Three Islands Boulevard                                   57              0.00020%
                                            The Anchor Bay Club
                                            Hallandale, FL 33009

Shaileen & Timothy Tracy                    111 Lampwick Lane                                           1,100              0.00395%
                                            Fairfield, CT 06430

Robert D. Huth                              44 W. Lancaster Avenue                                        571              0.00205%
                                            Ardmore, PA 19003

Michael C. Plansky                          156 Beach Avenue                                              802              0.00288%
                                            Larchmont, NY 10538

Frank A. Farnesi                            6 Woodford Lane                                             1,496              0.00538%
                                            Malvern, PA 19355

Harris R. Chorney                           43 Mountain Brook Road                                        705              0.00253%
                                            West Hartford, CT  06117

Kenneth Daly                                1359 Shadowoak Drive                                        1,104              0.00397%
                                            Malvern, PA 19355

Thomas L. Holton                            12861 Marsh Landing                                         8,136              0.02924%
                                            Palm Beach Gardens, FL 33418

Richard Isserman                            165 W. 66th Street                                          4,428              0.01591%
                                            Apartment 21B
                                            New York, New York 10023

Patrick W. Kenny                            33 Fulton Place                                               642              0.00231%
                                            West Hartford, CT 06107

Frank Kilkenny                              42 Highland Circle                                          5,884              0.02115%
                                            Bronxville, NY 10708

S. Thomas Moser                             KPMG Peat Marwick                                           3,079              0.01107%
                                            2800 Two First Union Center
                                            Charlotte, NC 28282

James T. & Dorothy Powers                   9870 Huntcliff Trace                                        4,158              0.01494%
                                            Atlanta, GA 30350

Michael G. Regan                            14 Brenner Place                                           10,984              0.03947%
                                            Demarest, NJ 07627

Edward F. Smith                             1031 Lawrence Avenue                                        2,194              0.00788%
                                            Westfield, NJ 07090

Timothy P. Tracy Pension Trust              111 Lampwick Lane                                           1,552              0.00558%
                                            Fairfield, CT 06430

Robert E. & Barbara T. Buce                 16846 Glynn Drive                                           1,282              0.00461%
                                            Pacific Palisades, CA 90272

Donald P. Kern                              24 Brynwood Lane                                            1,821              0.00654%
                                            Greenwich, CT 06831

F. David Fowler                             9450 New Bridge Drive                                       1,821              0.00654%
                                            Potomac, MD 20854

L. Glenn Perry                              123 Harbor Drive, No. 103                                   5,392              0.01938%
                                            Stamford, CT 06902

Herbert E. Morse                            18 Porters Cove Road                                          897              0.00322%
                                            Hingham, MA 02043

Eileen M. Walsh                             3045 Grand Concourse                                          449              0.00161%
                                            Apartment F-4
                                            Bronx, NY 10468

Thomas J. Yoho                              12 Indian Rock Lane                                         1,572              0.00565%
                                            Greenwich, CT 06830

Vincent J. Cannella Living Trust            14657 Amberleigh Hill Court                                 4,635              0.01666%
                                            St. Louis, MO 63017

Dorothy L. Shanahan                         123 Rotary Drive                                            3,711              0.01334%
                                            Summit, NJ 07901

Joan L. Kern                                Brynwood Lane                                               2,388              0.00858%
                                            Greenwich, CT 06831

Carol T. Fish                               38 Cedar Knoll Road                                         5,436              0.01954%
                                            Cockeysville, MD 21030

Archibald T. Fort                           2418 Stanwick Road                                          1,020              0.00367%
                                            Phoenix, MD 21131

Ralph W. Clermont                           2311 Clifton Forge Drive                                    1,324              0.00476%
                                            St. Louis, MO 63131

Barbara G. Collins                          2141 Ponus Ridge                                            1,324              0.00476%
                                            New Canaan, CT 06840

Mary Jane & Jay Patchen                     9406 Mary Tucker Cove                                       1,324              0.00476%
                                            Memphis, TN 38133

Thomas J. Coffey                            5 Brampton Road                                               662              0.00238%
                                            Malvern, PA 19355

Marie A. Farnesi                            6 Woodford Lane                                               662              0.00238%
                                            Malvern, PA 19355

M. Candace Guinan                           4 Denford Drive                                               773              0.00278%
                                            Newtown Square, PA 19073

Bernard J. Milano                           134 MacIntyre Lane                                            662              0.00238%
                                            Allendale, NJ  07401

Veronica A. Conway                          15 Berndale Drive                                           3,571              0.01283%
                                            Westport, CT 06880

Mildred M. Cozine                           5 Manchester Court                                          1,986              0.00714%
                                            Morristown, NJ 07960

John & Doris Ficca                          415 Lancaster Avenue, Unit 8                                2,295              0.00825%
                                            Haverford, PA 19041

William A. Hasler                           102 Golden Gate Avenue                                        923              0.00332%
                                            Belvedere, CA 94920

Thomas J. Murphy                            208 N. Edmonds Avenue                                         923              0.00332%
                                            Havertown, PA 19083

Anthony J. Del Tufo                         29 Fox Glen Drive                                             462              0.00166%
                                            Stamford, CT 06903

Bruce R. Lesser                             640 Six Sentry Parkway                                        462              0.00166%
                                            Blue Bell, PA 19422

Doris E. Ficca                              415 Lancaster Avenue, Unit 8                                  776              0.00279%
                                            Haverford, PA 19041

Nadine L. Barna                             11 Hummingbird Lane                                         4,042              0.01453%
                                            Darien, CT 06820

Patricia A. Collins                         684 Fernfield Circle                                          388              0.00139%
                                            Wayne, PA 19087

Maxine S. Holton                            12861 Marsh Landing                                         6,418              0.02306%
                                            Palm Beach Gardens, FL 33418

John A. Flack                               89 Perkins Road                                              642              0.00231%
                                            Greenwich, CT  06830

___________________________________________________________

Berger/Lewiston Associates                  21790 Coolidge Highway                                  1,076,594              3.86902%
  Limited Partnership                       Oak Park, MI 48237

Stephenson-Madison Heights Company          21790 Coolidge Highway                                    104,541              0.37569%
  Limited Partnership                       Oak Park, MI 48237

Kingsley-Moravian Company                   21790 Coolidge Highway                                    376,288              1.35229%
  Limited Partnership                       Oak Park, MI 48237

Woodland Garden Apartments                  21790 Coolidge Highway                                    319,860              1.14950%
  Limited Partnership                       Oak Park, MI 48237

B&L Realty Investments                      21790 Coolidge Highway                                     33,560              0.12061%
  Limited Partnership                       Oak Park, MI 48237

Southpointe Square Apartments               21790 Coolidge Highway                                    155,623              0.55927%
  Limited Partnership                       Oak Park, MI 48237

Greentrees Apartments                       21790 Coolidge Highway                                    275,905              0.99154%
  Limited Partnership                       Oak Park, MI 48237

Big Beaver-Rochester Properties             21790 Coolidge Highway                                    528,348              1.89875%
  Limited Partnership                       Oak Park, MI 48237

Century Realty Investment Company           21790 Coolidge Highway                                     99,195              0.35648%
  Limited Partnership                       Oak Park, MI 48237
___________________________________________________________
John M. DiProsa                             32 Sydenham Road                                            6,150              0.02210%
                                            Rochester, NY 14609

Claude S. Fedele                            12 Beckenham Lane                                          23,765              0.08541%
                                            Fairport, NY 14450

Gabriel W. Gruttadaro                       6 Powder Mill Drive                                        11,150              0.04007%
                                            Pittsford, NY 14534

Anthony M. Julian                           204 Angelus Drive                                          11,150              0.04007%
                                            Rochester, NY 14622

Joanne M. Lobozzo                           756 Rock Beach Road                                       165,188              0.59365%
                                            Rochester, NY 14617

Geraldine B. Lynch                          92 Eagle Ridge Circle                                       3,922              0.01409%
                                            Rochester, NY 14617

Michael E. McCusker and Elaine R.           7974 Oak Brook Circle                                      31,687              0.11388%
McCusker, Trustees under the Michael E.     Pittsford, NY 14534
and Elaine R. McCusker Living Trust dated
August 30, 1994

Jack P. Schifano                            916 Highland Trails Avenue                                  3,961              0.01423%
                                            Henderson, NV 89015
___________________________________________________________

Donald H. Schefmeyer                        63262 Orange Road                                         101,782              0.36578%
                                            South Bend, IN 46614

Stephen W. Hall                             P.O. Box 370068                                            92,889              0.33382%
                                            Las Vegas, NV 89137-0068
___________________________________________________________

Tower Capital, LLC                          11501 Huff Court                                          279,782              1.00547%
                                            N. Bethesda, MD 20895

Beverly B. Bernstein                        P.O. Box 25370                                             72,304              0.25984%
                                            Washington, DC 20007

Park Shirlington Apartments                 c/o 11501 Huff Court                                       72,304              0.25984%
 Limited Partnership                        N. Bethesda, MD 20895

Leona Libby Feldman                         575 Greensward Lane                                         4,388              0.01577%
                                            Delray Beach, FL 33445

Braddock Lee Apartments                     c/o 11501 Huff Court                                       47,282              0.16992%
 Limited Partnership                        N. Bethesda, MD 20895

Sarah Selsky                                1801 East Jefferson Street                                 42,779              0.15374%
                                            Apartment 608
                                            Rockville, MD 20852

Lauren Libby Pearce                         537 Hilarie Road                                           21,938              0.07884%
                                            St. Davids, PA 19807

Amy S. Rubenstein                           2814 Dumbarton Street, NW                                  11,627              0.04178%
                                            Washington, DC 20007

Beth Dana Rubenstein                        451 29th Street                                            13,689              0.04919%
                                            San Francisco, CA 94131

Barton S. Rubenstein                        4003 Underwood Street                                      13,689              0.04919%
                                            Chevy Chase, MD 20815

Lee G. Rubenstein                           4915 Linnean Avenue, NW                                     2,808              0.01009%
                                            Washington, DC 20008

Trust U/W Daryl R. Rubenstein               c/o David Osnos                                             2,062              0.00741%
 F/B/O Amy Sara Rubenstein                  1050 Connecticut Avenue, NW
                                            Washington, DC 20036

Steven M. Reich 1976 Trust                  c/o Stephen A. Bodzin Trustee                              59,313              0.21316%
                                            1156 15th Street, NW
                                            Suite 329
                                            Washington, DC 20005

WHC Associates, LLC                         7201 Wisconsin Avenue                                      83,364              0.29959%
                                            Suite 650
                                            Bethesda, MD 20814
___________________________________________________________
Merrill Bank                                200 Bradley Place                                          19,783              0.07110%
                                            Apartment 305
                                            Palm Beach, FL 33480

Ariel Golden Behr                           151 W. 88th Street                                          1,469              0.00528%
                                            New York, NY 10027

Doris Berliner                              7 Slade Avenue                                              2,637              0.00948%
                                            Apartment 108
                                            Baltimore, MD 21208

Phillip Chmar                               7 Slade Avenue                                              3,830              0.01376%
                                            Apartment 713
                                            Baltimore, MD 21208

Louis K. Coleman                            2508 Guilford Avenue                                        7,152              0.02570%
                                            Baltimore, MD 21218

Mark Dopkin                                 6303 Lincoln Avenue                                           371              0.00133%
                                            Baltimore, MD 21209

Paul Goldberg                               7111 Park Heights Avenue,                                     509              0.00183%
                                            Apartment 712
                                            Baltimore, MD 21215

Joseph Goldman                              5250 Linnean Avenue, NW                                     3,661              0.01316%
                                            Washington, D.C. 20015

Dr. Milton L. Goldman                       3240 Patterson Street, N.W.                                 8,363              0.03005%
                                            Washington, D.C. 20015-1661

Estate of Emmanuel Greenwald                c/o David Askin, Personal                                   1,243              0.00447%
                                            Representative
                                            American Express Tax & Business
                                            Services
                                            200 St. Paul Place
                                            Suite 2300
                                            Baltimore, MD 21202

Samuel and Esther Hanik                     5800 Nicholson Lane                                        16,582              0.05959%
                                            Apartment 1-903
                                            Rockville, MD 20852

Muriel Hettleman                            1 Slade Avenue                                              6,906              0.02482%
                                            Apartment 203
                                            Baltimore, MD 21208

Charles Heyman                              3409 Old Post Drive                                         1,406              0.00505%
                                            Baltimore, MD 21208

Samuel Hillman Marital Trust                NationsBank                                                 9,758              0.03507%
                                            c/o Anne Weisner
                                            P.O. Box 830151
                                            Dallas, TX 75283

Samuel Hillman Residuary Trust              NationsBank                                                 9,758              0.03507%
                                            c/o Anne Weisner
                                            P.O. Box 830151
                                            Dallas, TX 75283

Marvin A. Jolson                            7812 Ridge Terrace                                          1,018              0.00366%
                                            Baltimore, MD 21208

Isadore Kaplan Revocable Trust              7111 Park Heights Avenue                                    9,324              0.03351%
                                            Apartment 110
                                            Baltimore, MD 21215

Hilda Kaplan, Trustee u/r/d/t/d 10/18/99    7111 Park Heights Avenue                                    6,500              0.02336%
                                            Apartment 110
                                            Baltimore, MD 21215

Milton Klein                                1 Slade Avenue                                              7,305              0.02625%
                                            Apartment 706
                                            Baltimore, MD 21208

Dr. Lee Kress                               417 Barby Lane                                              7,152              0.02570%
                                            Cherry Hill, NJ 08003

Richard & Cheryl Kress                      15 W. Aylesbery Road                                        7,152              0.02570%
                                            Suite 700
                                            Timonium, MD 21093

William Kress Marital Trust                 c/o Richard Kress Trustee                                  60,305              0.21672%
                                            15 W. Aylesbery Road
                                            Suite 700
                                            Timonium, MD 21093

Elmer W. Leibensperger                      1900 Dumont Court                                             859              0.00309%
                                            Timonium, MD 21093

Merrill & Natalie S. Levy                   5906 Eastcliff Drive                                        2,637              0.00948%
                                            Baltimore, MD 21209

Gertrude Myerberg                           2227 Ibis Isle Road East                                   14,611              0.05251%
                                            Palm Beach, FL 33480

Bertha Pollack                              7420 Westlake Terrace, #1209                                2,486              0.00893%
                                            Bethesda, MD 20817

Lawrence E. Putnam Family Trust             3241 Worthington Street, NW                                 5,424              0.01949%
                                            Washington, DC 20015

Stephen F. Rosenberg                        3 Greenwood Place                                             367              0.00132%
                                            Suite 307
                                            Baltimore, MD 21208

Carol Golden                                P.O. Box 9691                                               2,486              0.00893%
                                            Jerusalem, Israel 91090

Z. Valeere Sass, Trustee                    758 Regency Lakes Drive, E501                               2,637              0.00948%
                                            Boca Raton, FL 33433

Isidore Schnaper                            11 Slade Avenue                                            10,421              0.03745%
                                            Apartment 304
                                            Baltimore, MD 21208

M. Gerald Sellman Revocable Trust           2 Yearling Way                                             18,347              0.06593%
Agreement dated November 30, 1998           Lutherville, MD 21093

Dr. Albert Shapiro                          100 Sunrise Avenue                                         13,196              0.04742%
                                            Palm Beach, FL 33480

Earle K. Shawe                              Shawe & Rosenthal                                          85,085              0.30577%
                                            20 S. Charles Street
                                            Baltimore, MD 21201

Rhoda E. Silverman, Trustee                 R. Silverman Rev. Trust                                     1,469              0.00528%
                                            3211 Worthington Street, NW
                                            Washington, DC 20015

Herbert J. Siegel                           2923 Caves Road                                           417,947              1.50200%
                                            Owings Mills, MD 21117

Siegel Family, LLLP                         c/o Herbert J. Siegel                                      31,995              0.11498%
                                            20 Pleasant Ridge Drive, Suite A
                                            Owings Mills, MD 21117

Dr. Edgar Sweren                            15 Caveswood Lane                                           1,018              0.00366%
                                            Owings Mills, MD 21117

Dr. Myra Jody Whitehouse                    1 Staffordshire Road                                        2,085              0.00749%
                                            Cherry Hill, NJ 08003

Ms. Terry Whitehouse                        3706 Taylor Street                                          2,085              0.00749%
                                            Chevy Chase, MD 20815
___________________________________________________________
Harold M. Davis                             2180 Twinbrook Road                                       229,754              0.82568%
                                            Berwyn, PA 19312

Nicholas V. Martell                         1551 Harmoneyville Road                                   229,754              0.82568%
                                            Pottstown, PA 19465

R.C.E. Developers, Inc.                     P.O. Box 2002                                               4,642              0.01668%
                                            Ambler, PA 19002
___________________________________________________________
Frances Berkowitz                           29 East 64th Street                                         1,358              0.00488%
                                            Apartment 7D
                                            New York, New York 10021

Richard A. Eisner                           1107 Fifth Avenue                                          10,180              0.03658%
                                            New York, New York 10128

Norman Fieber                               62 Fox Ridge Road                                          10,180              0.03658%
                                            Stamford, CT 06903

Sylvia Fieber                               62 Fox Ridge Road                                          10,180              0.03658%
                                            Stamford, CT 06903

Michael Glick                               1035 Fifth Avenue                                          18,664              0.06707%
                                            New York, New York 10028

Ronnie Glick                                1035 Fifth Avenue                                           1,696              0.00610%
                                            Apartment 14B
                                            New York, New York 10028

Shelley Mendell                             1040 Park Avenue                                            1,500              0.00539%
                                            New York, New York 10028

Claire Morse                                840 Lee Street                                              5,090              0.01829%
                                            Brookline, MA 02445-5915

Enid Morse                                  840 Park Avenue                                             5,090              0.01829%
                                            #7/8A
                                            New York, New York 10021

Lester Morse, Jr.                           840 Park Avenue                                            19,088              0.06860%
                                            #7/8A
                                            New York, New York 10021

Richard  Morse                              240 Lee Street                                              6,999              0.02515%
                                            Brookline, MA 02445
___________________________________________________________
Leslie G. Berman                            1100 Reisterstown Road #202                                39,094              0.14049%
                                            Baltimore, MD 21208
___________________________________________________________
Carriage Hill Apartments Limited            c/o Biltmore Properties Corporation                        97,594              0.35073%
Partnership
                                            2025 West Long Lake Road
                                            Suite 104
                                            Troy, Michigan 48098

Carriage Park Development                   c/o Biltmore Properties Corporation                       127,976              0.45991%
                                            2025 West Long Lake Road
                                            Suite 104
                                            Troy, Michigan 48098

Cherry Hill Village Limited Partnership     c/o Biltmore Properties Corporation                       114,621              0.41192%
                                            2025 West Long Lake Road
                                            Suite 104
                                            Troy, Michigan 48098
___________________________________________________________
William S. Beinecke                         99 Park Avenue                                              1,946              0.00699%
                                            Suite 2200
                                            New York, New York 10016

Robert K. Kraft                             c/o Chestnut Hill Management Corp.                          1,946              0.00699%
                                            One Boston Place
                                            Boston, MA 02108

Robert J. Sharp                             121 Middlebrook Farm Road                                   1,946              0.00699%
                                            Wilton, CT 06897

Estate of Ross D. Siragusa                  c/o Melvyn H. Schneider                                    11,672              0.04195%
                                            Altschuler, Melvoin & Glass, LLP
                                            2029 Century Park East
                                            Suite 3100
___________________________________________ Los Angeles, CA 90007

Patricia D. Moore Trust No. 413             51267 Windsor Manor Court                                   4,447              0.01598%
                                            South Bend, IN 46530
___________________________________________________________
TOTAL UNITS/INTERESTS                                                                          27,826,037.899